Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,

18 U.S.C. SECTION 1350

I, Emanuel Chirico, Executive Vice President and Chief Financial Officer of Phillips-Van Heusen Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 7, 2004	/s/ Emanuel Chirico

Emanuel Chirico

Executive Vice President and

Chief Financial Officer